UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2015

DATE OF REPORTING PERIOD: November 1, 2014 through October 31, 2015

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

CALAMOS® INVESTMENTS

Global Dynamic Income Fund (CHW)

ANNUAL REPORT OCTOBER 31, 2015

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage six closed-end funds. Three are total-return oriented offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed income offerings, which pursue high current income from income and capital gains. Calamos Global Dynamic Income Fund (CHW) falls into this latter category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder,

Welcome to your annual report for the 12-month period ended October 31, 2015. In this report, you will find commentary from the management team as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the Fund’s performance and positioning. I invite you to review not only the commentary for this Fund, but also to discuss with your financial advisor if there are other Calamos funds that could be suitable for your asset allocation.

Calamos Global Dynamic Income Fund (CHW) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income, while also maintaining a focus on capital gains.

Steady Distributions

During the period, the Fund provided a steady monthly distribution of $0.0700 per share. We believe the Fund’s current annualized distribution rate, which was 10.94%* on a market price basis as of October 31, 2015, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 40.)

*	Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/15/15 distribution was $0.0700 per share. Based on our current estimates, we anticipate that approximately $0.0309 is paid from ordinary income or capital gains and that approximately $0.0391 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	1

Letter to Shareholders

Market Environment

Investor sentiment shifted back and forth from a “risk-on” to “risk-off” mindset throughout the period. Markets were heartened by factors including continued global accommodative monetary policy, declining U.S. unemployment and healthy consumer activity, and encouraging economic data points in the euro zone. However, investors remained concerned about global monetary policy, including the Federal Reserve’s interest rate strategy. Fears of slowing global growth, especially in China, also contributed to investor anxiety as did political concerns, which ranged from long-standing global geopolitical tensions to future health care legislation in the U.S.

Developed equity markets rose during the period, with the MSCI World Index rising 2.33%. The U.S. market also advanced, with the S&P 500 Index gaining 5.20%. Growth-oriented stocks far surpassed value-oriented stocks, as the Russell 3000 Growth Index returned 8.72% versus 0.24% for the Russell 3000 Value Index. Emerging markets did not fare as well, with the MSCI Emerging Market Index declining 14.22%. The U.S. convertible market lagged for the year, as the BofA ML All U.S. Convertibles Index fell 0.13%, as some of the smaller cap companies in the index came under pressure during the final months of the period. Global convertible markets performed better, returning 2.66%, as measured by the BofA ML Global 300 Convertible Index. The Credit Suisse High Yield Index lost 2.43%, challenged by the high exposure to the struggling energy sector.

We believe the headwinds for traditional fixed income asset classes remain formidable, given paltry yields and the risks associated with an eventual rise in U.S. short-term interest rates. The high yield asset class, particularly energy issuers and bonds rated CCC and below, has also faced pressure due to falling commodity prices, global growth concerns, an approaching rate hike by the Fed, and an increase in expected default rates. As investors have moved to a risk-off posture, we’ve seen a significant widening of spreads. However, we believe that at current valuations, there are opportunities within the high yield market to generate compelling returns over the next year, especially relative to other segments of the fixed income market.

Our Use of Leverage**

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage

**	Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares, and fluctuations in the variable rates of the leverage financing.

The Fund has a non-fundamental policy that it will not issue preferred shares, borrow money, or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s managed assets as measured immediately after the issuance of any preferred shares or debt. Prior to May 22, 2015, this leverage limitation was measured according to the Fund’s total assets.

2	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Letter to Shareholders

would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure.

Consistent with our focus on risk management, we have employed techniques intended to hedge against a rise in interest rates. We have used interest rate swaps to manage the borrowing costs associated with the Fund’s use of leverage. Interest rate swaps allow us to “lock down” an interest rate we believe to be attractive.

Outlook

Looking forward, our view is that market volatility is likely to remain high due to global economic, fiscal and monetary policy unknowns. Nonetheless, our team sees many opportunities for investors who take a long-term approach. Our positioning continues to reflect a focus on risk management, as we carefully assess the impact and interaction of top-down macroeconomic factors, market sentiment, and company-specific characteristics.

We believe diversification and thoughtful asset allocation are powerful strategies for navigating these markets. For example, although a higher interest rate environment in the U.S. may create challenges for funds that rely on traditional fixed income securities, other types of investments—such as convertible securities—may help diversify a portfolio’s vulnerability to short-term downturns in the stock market, likely with reduced sensitivity to interest rates.

While we do not expect robust economic expansion and remain concerned about policies that discourage global entrepreneurship, we believe global and U.S. GDP can grow at a slow pace in 2016. Against this backdrop, our view is that stocks can continue to advance, with growth stocks remaining especially attractive. Markets may well experience spikes in short-term volatility in the wake of Federal Reserve interest rate increases, but we do not believe a more normal U.S. interest rate environment is likely to create longer-term headwinds for well-run businesses.

Also, we believe a more normal interest rate environment can fuel stronger economic growth. For example, in an expanding economy, higher interest rates can provide greater incentive for banks to extend loans to small businesses because lending activities would be more profitable. Small businesses are an important engine of job growth, so with increased access to capital, small businesses are better positioned to grow and hire more people.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	3

Letter to Shareholders

In closing, we thank you for your continued trust in Calamos Investments. We are honored you have chosen us to help you achieve your financial objectives. If you’d like to learn more about our views on the markets and investment opportunities, please visit us at www.calamos.com for commentary, blogs and videos.

Sincerely,

John P. Calamos, Sr.

Founder, CEO and Global Co-CIO

Before investing, carefully consider a Fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The BofA ML All U.S. Convertibles Index represents the U.S. convertible market. The BofA ML Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The Credit Suisse High Yield Index is considered generally representative of the high yield bond market. The MSCI EAFE Index measures developed market equity performance excluding the U.S. and Canada. Sources: Lipper, Inc.; Morningstar.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Fund is actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

4	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME	OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund
(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

Calamos Global Total Return Fund
(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets.

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 40.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 10/31/15
Common Shares – Inception 6/27/07
	1 Year	Since Inception**
On Market Price	-5.92%	1.54%
On NAV	-0.15%	3.95%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS
Information Technology	20.3%
Consumer Discretionary	16.6
Financials	14.6
Health Care	12.1
Industrials	11.0
Energy	7.9
Consumer Staples	6.6
Telecommunication Services	3.9
Materials	3.3
Utilities	1.4

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

GLOBAL DYNAMIC INCOME FUND (CHW)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Dynamic Income Fund (CHW) is a global enhanced fixed-income offering that seeks to provide an attractive monthly distribution, with a secondary objective of capital appreciation. We believe it offers a diversified way to participate in the long-term potential of global markets.

In this portfolio, we draw upon our team’s wide-ranging experience in an array of asset classes. We utilize what we believe to be a highly flexible approach, and we can invest in equities, convertible securities and high yield securities. We also can employ alternative strategies such as covered call writing and convertible arbitrage. Through covered call writing, we seek to generate income by selling (“writing”) options on market indexes. In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk.

We believe that this broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks and generate more income versus traditional fixed-income funds. The allocation to each asset class and strategy is dynamic, and it reflects our view of the economic landscape as well as the potential of individual securities. By combining asset classes and strategies, we believe that we are well positioned to generate income and capital gains. The broader range of security types also provides us with increased opportunities to manage the risk and reward characteristics of the portfolio over full market cycles. We believe our exposure to the equity markets was beneficial to the overall performance of the Fund.

We invest in both U.S. and non-U.S. companies, with at least 40% of assets invested in non-U.S. companies. We emphasize companies with reliable debt servicing, respectable balance sheets and sustainable prospects for growth. Regardless of a company’s country of domicile, we favor companies with geographically diversified revenue streams and global business strategies.

How did the Fund perform over the reporting period?

The Fund decreased 0.15% on a net asset value (NAV) basis for the 12-month period ended October 31, 2015. On a market price basis, the Fund declined 5.92%. As a comparison to the broader global markets, the MSCI EAFE Index rose 0.37% and the MSCI World Index returned 2.33% during the period. The S&P 500 Index gained 5.20% during the period.

Convertible-oriented closed-end funds (CEFs) have experienced especially wide disconnects in prices versus net asset values (NAV), exacerbated by the recent sell-off in the high yield sector. We believe the sell-off of Calamos CEFs is largely sentiment driven and not in line with fundamentals, as evidenced by NAV performance that is much more aligned with comparable indexes. We believe this may present a great entry point for investors who can look past the short-term emotions driving the CEF market and instead focus on fundamentals. Calamos has what we believe is a well-established track record of navigating market volatility and using innovative strategies to generate income with less vulnerability to duration risk.

6	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Investment Team Discussion

At the end of the reporting period, the Fund’s shares traded at a 13.90% discount to NAV.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market price.

Please discuss the Fund’s distributions during the annual period.

We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.0700 per share, resulting in a current annualized distribution rate of 10.94% of market price as of October 31, 2015.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of October 31, 2015, the dividend yield of S&P 500 Index stocks averaged approximately 2.0%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 2.14% and 2.92%, respectively.

What factors influenced performance over the reporting period?

The Fund has the ability to invest in a range of strategies including convertible securities, high yield, U.S. equities, international equities, as well as convertible arbitrage. This enables us to participate in a myriad of opportunities on behalf of our shareholders. Given this flexibility, we were able to maintain our exposure to the equity

ASSET ALLOCATION AS OF 10/31/15

Fund asset allocations are based on total investments and may vary over time.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	7

Investment Team Discussion

markets through our convertible holdings, which allowed us to participate in the general upward trajectory of equities.

The Fund’s U.S. equity sleeve outperformed relative to the S&P 500 Index as an overweight to and selection in consumer discretionary (movies and entertainment, restaurants, hotels, resorts and cruise lines) outperformed relative to the index. The portfolio also had a relatively heavier position in the outperforming footwear industry. In addition, our selection in information technology (technology hardware, storage and peripherals, Internet software and services) was additive.

Conversely, our overweight to and selection in health care (biotechnology, managed health care) impeded performance relative to the index. In addition, our underweight to consumer staples was not helpful.

The Fund’s global equity sleeve underperformed relative to the MSCI World Index. Our underweight to and selection in financials (lack of an allocation to diversified banks) was helpful. Our selection in industrials (railroads, electrical components and equipment) also proved beneficial, as did our overweight allocation to the U.S.

Conversely, our overweight to and selection in energy (oil and gas exploration and production) detracted relative to the index. Our selection in consumer discretionary (Internet retail, automobile manufacturers, cable and satellite) held back performance. The portfolio also lacked an allocation to the strong-performing home improvement retail industry, which did relatively well. In addition, our underweight allocation to Japan and overweight allocation to emerging Latin America was detrimental. Lastly, convertibles and corporate bonds lagged behind equities.

The Fund’s international sleeve outperformed relative to the MSCI EAFE Index. An overweight position and selection in information technology (IT consulting, home entertainment software, semiconductors) was beneficial relative to the index. In addition, an underweight to and selection in financials (the avoidance of diversified banks) was helpful. An underweight to emerging Asia and an overweight to emerging Europe and South Africa was relatively positive.

Conversely, an underweight and selection in health care (pharmaceuticals) impeded performance relative to the MSCI EAFE Index. In addition, our selection in telecommunication services (wireless telecom services, integrated telecom services) hindered returns. Our overweight to emerging Latin America and an underweight to Japan was not helpful.

The convertible arbitrage sleeve contributed positively for the period. The convertible arbitrage strategy benefited from higher volatility as the value of the embedded call option in the convertibles increased. Additionally, the volatile environment provided opportunities to capture trading profits generated through hedge ratio rebalancing (gamma capture). As the underlying stocks of the convertible bonds in our portfolios declined, the bond values of the convertibles held the convertibles’ total valuation up. This created an environment where our short common stock positions added more value than was lost by the convertible price decline and provided an opportunity for convertible arbitrage to post a positive return in the face of a declining equity market.

How is the Fund positioned?

We continued to find opportunities across asset classes. We maintained a preference for larger cap growth-oriented companies with global presence and geographically

8	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Investment Team Discussion

diversified revenue streams. We believe that such companies should be particularly well positioned to capitalize on the global growth trends we see, as economic growth remains more measured in the U.S. and other developed markets. In keeping with emphasis on risk management, we emphasize those companies that we believe have respectable balance sheets, good prospects for sustainable growth and reliable debt servicing.

The portfolio’s largest allocations, in absolute terms, are in the information technology, consumer discretionary and financials sectors. We believe that many information technology companies offer compelling fundamentals and participation in secular growth trends. In regard to consumer discretionary, we believe that companies in the sector should benefit from improving economic conditions highlighted by higher employment, lower energy costs and low interest rates. We believe that many financial companies will do well in a rising interest rate environment.

As noted, our pursuit of yield is informed by our risk-managed approach to total return. This said, the Fund’s portfolio includes a blend of high yield and investment grade credits. We take a very selective approach to CCC rated credits. Given our expectation that economic growth may feel stop-and-go, we believe it is particularly important to favor companies that offer the best prospects for reliable debt servicing. This worked well for us when these lower credits came under pressure, especially during the third quarter of 2015, and we avoided the pitfalls.

The Fund is currently employing leverage at 29%. We currently borrow through floating rate bank debt. Given low borrowing rates, this has been beneficial to the performance of the Fund. In addition, approximately 15% of our floating rate debt is hedged through interest rate swaps. This is a defensive strategy that mitigates the Fund’s overall exposure to a quick rise in short-term interest rates.

What are your closing thoughts for Fund shareholders?

Although we remain positive, we expect elevated volatility to persist due to global growth concerns and central bank policies—including an uncertain Federal Reserve timeline and divergent courses being taken by global central banks. We believe that fiscal policy is likely to remain a focal point of market anxiety, with the U.S. election among the factors shining a spotlight on it. We also believe the U.S. and global economies are likely to maintain a subdued pace of expansion over the near term. The spike in volatility, widening credit spreads, falling commodity prices, and reduced inflation expectations support a more cautious positioning, including an overweight toward quality and secular growth across our global and international portfolios. However, we believe we are well equipped to navigate this turbulence and see considerable opportunities for investors who can stay calm during this period of elevated choppiness. In our view, equities continue to offer compelling risk/reward characteristics, and we are finding companies with attractively valued fundamentals in many industries.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	9

Schedule of Investments    October 31, 2015

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (26.9%)
	Consumer Discretionary (6.5%)
600,000	Altice Luxembourg, SA* 7.750%, 05/15/22	$579,375
200,000	Argos Merger Sub, Inc.*m 7.125%, 03/15/23	210,625
960,000	CalAtlantic Group, Inc.m 5.375%, 10/01/22	980,400
750,000	CCO Safari II, LLC*m 4.908%, 07/23/25	764,062
1,046,000	Century Communities, Inc.m 6.875%, 05/15/22	985,855
556,000	Cooper Tire & Rubber Companym 8.000%, 12/15/19	626,542
4,180,000	Dana Holding Corp.m 6.750%, 02/15/21	4,357,650
	DISH DBS Corp.
1,520,000	5.875%, 07/15/22m	1,489,600
800,000	6.750%, 06/01/21	829,500
680,000	5.125%, 05/01/20m	678,300
900,000	Dufry Finance, SCA*m 5.500%, 10/15/20	937,125
500,000	GameStop Corp.*m 5.500%, 10/01/19	522,813
759,000	Golden Nugget Escrow, Inc.* 8.500%, 12/01/21	784,616
	Goodyear Tire & Rubber Companym
4,714,000	8.250%, 08/15/20	4,932,022
1,000,000	7.000%, 05/15/22	1,086,875
	L Brands, Inc.m
1,730,000	6.950%, 03/01/33	1,817,581
165,000	5.625%, 02/15/22	179,541
2,000,000	Liberty Interactive, LLCm 8.500%, 07/15/29	2,103,750
	Meritage Homes Corp.m
1,367,000	7.000%, 04/01/22	1,496,011
800,000	7.150%, 04/15/20	877,500
800,000	Numericable-SFR SAS*m 6.000%, 05/15/22	800,000
862,000	Outerwall, Inc.m 6.000%, 03/15/19	864,694
600,000	Reliance Intermediate Holdings, LP* 6.500%, 04/01/23	620,250
1,710,000	Royal Caribbean Cruises, Ltd.m^ 7.500%, 10/15/27	1,992,150
	Service Corp. Internationalm
1,000,000	8.000%, 11/15/21	1,191,875
295,000	5.375%, 05/15/24	314,913
1,000,000	Time, Inc.*m 5.750%, 04/15/22	1,003,125
1,200,000	ZF North America Capital, Inc.*m 4.750%, 04/29/25	1,179,750

		34,206,500

PRINCIPAL AMOUNT		VALUE

	Consumer Staples (0.6%)
705,000	Alphabet Holding Company, Inc. 7.750%, 11/01/17	$694,425
1,600,000	JBS USA, LLC*m 5.750%, 06/15/25	1,555,000
	Post Holdings, Inc.
616,000	7.375%, 02/15/22m	650,650
220,000	7.750%, 03/15/24*	236,225

		3,136,300

	Energy (4.8%)
1,776,000	Atwood Oceanics, Inc.m 6.500%, 02/01/20	1,371,960
	Berry Petroleum Company, LLCm
1,500,000	6.375%, 09/15/22	547,500
350,000	6.750%, 11/01/20	136,063
400,000	Bill Barrett Corp.m 7.000%, 10/15/22	268,500
830,000	Bonanza Creek Energy, Inc.m 6.750%, 04/15/21	601,231
2,500,000	Calfrac Holdings, LP*m 7.500%, 12/01/20	1,415,625
	Calumet Specialty Products Partners, LPm
1,000,000	7.625%, 01/15/22	968,125
464,000	6.500%, 04/15/21	434,420
	Carrizo Oil & Gas, Inc.m
750,000	7.500%, 09/15/20	751,406
425,000	6.250%, 04/15/23	404,016
1,828,000	Cimarex Energy Companym 5.875%, 05/01/22	1,933,302
1,160,000	Drill Rigs Holdings, Inc.*^ 6.500%, 10/01/17	804,025
230,000	Eclipse Resources Corp.*^ 8.875%, 07/15/23	179,975
	Energy Transfer Equity, LPm
900,000	5.875%, 01/15/24	872,437
300,000	5.500%, 06/01/27	267,188
1,400,000	Gulfmark Offshore, Inc.m 6.375%, 03/15/22	866,250
623,000	Gulfport Energy Corp.m 7.750%, 11/01/20	619,885
1,500,000	MarkWest Energy Partners, LPm 4.875%, 06/01/25	1,414,687
	Oasis Petroleum, Inc.m
1,940,000	6.500%, 11/01/21	1,667,187
1,250,000	6.875%, 01/15/23	1,082,031
1,410,000	Pacific Drilling, SA*^ 5.375%, 06/01/20	742,894
800,000	Petroleum Geo-Services, ASA*m 7.375%, 12/15/18	650,000
255,000	Rice Energy, Inc.*m 7.250%, 05/01/23	240,816
4,000,000	SEACOR Holdings, Inc.m 7.375%, 10/01/19	4,057,500

10	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2015

PRINCIPAL AMOUNT		VALUE
750,000	Trinidad Drilling, Ltd.*m 7.875%, 01/15/19	$714,844
2,967,000	W&T Offshore, Inc. 8.500%, 06/15/19	1,331,441
700,000	Western Refining, Inc.m 6.250%, 04/01/21	697,813

		25,041,121

	Financials (1.7%)
2,335,000	AON Corp.m 8.205%, 01/01/27	2,950,856
	DuPont Fabros Technology, LPm
520,000	5.875%, 09/15/21	545,350
300,000	5.625%, 06/15/23	306,187
885,000	First Cash Financial Services, Inc.m 6.750%, 04/01/21	888,319
90,000	Iron Mountain, Inc.* 6.000%, 10/01/20	95,344
600,000	Jefferies Finance, LLC*m 7.375%, 04/01/20	589,500
2,600,000	Neuberger Berman Group, LLC*m 5.875%, 03/15/22	2,722,005
865,000	Quicken Loans, Inc.*m 5.750%, 05/01/25	859,594

		8,957,155

	Health Care (2.2%)
2,000,000	Alere, Inc. 6.500%, 06/15/20	2,072,500
1,810,000	Community Health Systems, Inc.m 7.125%, 07/15/20	1,858,644
419,000	Endo International, PLC*‡ 7.750%, 01/15/22	435,236
825,000	Endo, Ltd.* 6.000%, 07/15/23	825,516
1,500,000	Grifols Worldwide Operations, Ltd. 5.250%, 04/01/22	1,550,625
795,000	HCA Holdings, Inc.m 5.875%, 05/01/23	847,669
330,000	Hologic, Inc.*m 5.250%, 07/15/22	343,406
750,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	706,406
1,400,000	Tenet Healthcare Corp.^ 6.750%, 06/15/23	1,393,875
1,300,000	Valeant Pharmaceuticals International, Inc.*m 7.000%, 10/01/20	1,198,437
600,000	VPII Escrow Corp.*m 6.750%, 08/15/18	577,875

		11,810,189

	Industrials (3.8%)
1,935,000	ACCO Brands Corp.m 6.750%, 04/30/20	2,069,241

PRINCIPAL AMOUNT		VALUE
1,400,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 5.000%, 10/01/21	$1,467,375
1,300,000	Deluxe Corp.m 6.000%, 11/15/20	1,375,562
750,000	Garda World Security Corp.* 7.250%, 11/15/21	686,719
1,530,000	H&E Equipment Services, Inc.m 7.000%, 09/01/22	1,570,162
	Icahn Enterprises, LPm
1,044,000	5.875%, 02/01/22	1,076,625
720,000	6.000%, 08/01/20	753,300
175,000	4.875%, 03/15/19	179,375
	Meritor, Inc.m
980,000	6.750%, 06/15/21	969,588
560,000	6.250%, 02/15/24	538,300
	Michael Baker International, LLC*m
621,000	8.250%, 10/15/18	612,849
517,773	8.875%, 04/15/19	421,985
1,800,000	Navistar International Corp. 8.250%, 11/01/21	1,411,875
1,020,000	Terex Corp.m 6.000%, 05/15/21	1,014,263
1,400,000	United Continental Holdings, Inc.m 6.375%, 06/01/18	1,488,375
4,000,000	United Rentals North America, Inc.m 7.625%, 04/15/22	4,345,000

		19,980,594

	Information Technology (3.0%)
	Amkor Technology, Inc.m
1,900,000	6.375%, 10/01/22	1,846,562
707,000	6.625%, 06/01/21~	699,488
3,300,000	Belden, Inc.*m 5.500%, 09/01/22	3,277,312
1,090,000	Cardtronics, Inc.m 5.125%, 08/01/22	1,064,794
860,000	CommScope Technologies Finance, LLC*m 6.000%, 06/15/25	876,125
2,000,000	Hughes Satellite Systems Corp.m 7.625%, 06/15/21	2,183,750
1,000,000	Nuance Communications, Inc.*m 5.375%, 08/15/20	1,018,125
500,000	NXP Semiconductors, NV* 5.750%, 02/15/21	528,125
1,210,000	Sungard Data Systems, Inc.m 6.625%, 11/01/19	1,253,863
3,000,000	ViaSat, Inc.m 6.875%, 06/15/20	3,172,500

		15,920,644

	Materials (1.8%)
277,000	Alcoa, Inc.^ 5.125%, 10/01/24	274,749

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	11

Schedule of Investments    October 31, 2015

PRINCIPAL AMOUNT		VALUE
1,800,000	ArcelorMittal 6.250%, 03/01/21	$1,712,250
	First Quantum Minerals, Ltd.*
232,000	7.000%, 02/15/21	174,290
227,000	6.750%, 02/15/20	174,081
	FMG Resources (August 2006) Pty, Ltd.*^
500,000	8.250%, 11/01/19	422,500
270,000	9.750%, 03/01/22	270,675
1,950,000	INEOS Group Holdings, SA*m^ 6.125%, 08/15/18	1,975,594
1,935,000	New Gold, Inc.*m 7.000%, 04/15/20	1,815,272
420,000	Sealed Air Corp.*m 5.250%, 04/01/23	439,425
1,300,000	Trinseo Materials Operating, SCA* 6.750%, 05/01/22	1,311,375
1,635,000	United States Steel Corp.m 6.875%, 04/01/21	1,185,375

		9,755,586

	Telecommunication Services (2.0%)
666,000	CenturyLink, Inc.m 6.750%, 12/01/23	662,194
	Frontier Communications Corp.
1,563,000	7.625%, 04/15/24m	1,406,700
440,000	11.000%, 09/15/25*	461,450
75,000	10.500%, 09/15/22*	77,859
	Intelsat, SA
3,260,000	7.750%, 06/01/21	1,970,263
220,000	8.125%, 06/01/23	131,450
200,000	Neptune Finco Corp.* 10.125%, 01/15/23	211,250
	Sprint Corp.m
3,635,000	7.875%, 09/15/23	3,371,463
420,000	7.125%, 06/15/24	369,600
305,000	7.250%, 09/15/21	280,409
1,530,000	T-Mobile USA, Inc.m 6.625%, 04/01/23	1,565,381

		10,508,019

	Utilities (0.5%)
1,050,000	AES Corp.m 7.375%, 07/01/21	1,122,188
1,215,000	AmeriGas Finance Corp.m 7.000%, 05/20/22	1,282,584

		2,404,772

	TOTAL CORPORATE BONDS (Cost $149,637,523)	141,720,880

CONVERTIBLE BONDS (31.4%)
	Consumer Discretionary (5.7%)
670,000	CalAtlantic Group, Inc.m 1.250%, 08/01/32	759,680

PRINCIPAL AMOUNT			VALUE
1,600,000		Ctrip.com International, Ltd.* 1.000%, 07/01/20	$1,785,840
200,000,000	JPY	HIS Company, Ltd. 0.000%, 08/30/19	1,899,812
		Jarden Corp.m
2,415,000		1.125%, 03/15/34^	2,658,686
1,900,000		1.500%, 06/15/19	2,409,086
4,000,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)m§ 0.750%, 03/30/43	6,418,440
1,550,000		Liberty Media Corp. 1.375%, 10/15/23	1,588,130
2,550,000		NHK Spring Company, Ltd. 0.000%, 09/20/19	2,777,851
1,350,000		Priceline Group, Inc.m 1.000%, 03/15/18	2,148,653
470,000,000	JPY	Sony Corp. 0.000%, 09/30/22	4,196,283
3,700,000		Tesla Motors, Inc.m^ 1.250%, 03/01/21	3,228,971

			29,871,432

		Consumer Staples (1.0%)
44,000,000	HKD	Biostime International Holdings, Ltd.m 0.000%, 02/20/19	5,266,222

		Energy (1.0%)
2,000,000		Chesapeake Energy Corp.~ 2.750%, 11/15/35	1,997,750
800,000		Newpark Resources, Inc.m 4.000%, 10/01/17	770,368
2,715,000		Whiting Petroleum Corp.*m 1.250%, 04/01/20	2,377,105

			5,145,223

		Financials (4.9%)
		Ares Capital Corp.m
2,300,000		4.750%, 01/15/18	2,377,452
1,278,000		5.750%, 02/01/16	1,286,901
3,750,000		AYC Finance, Ltd. 0.500%, 05/02/19	4,109,299
6,500,000	EUR	Azimut Holding, S.p.A.m 2.125%, 11/25/20	8,711,129
1,100,000		IAS Operating Partnership, LP*m 5.000%, 03/15/18	1,047,657
3,700,000	EUR	Industrivarden, ABm 1.875%, 02/27/17	4,481,422
1,375,000		MGIC Investment Corp.m^ 2.000%, 04/01/20	2,006,269
1,000,000		Starwood Property Trust, Inc.m 4.550%, 03/01/18	1,012,135
1,008,000		Starwood Waypoint Residential Trust 3.000%, 07/01/19	983,581

			26,015,845

12	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2015

PRINCIPAL AMOUNT			VALUE

		Health Care (2.9%)
1,757,000		BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	$2,547,378
1,805,000		Cepheidm^ 1.250%, 02/01/21	1,609,194
950,000		Emergent Biosolutions, Inc.m^ 2.875%, 01/15/21	1,165,379
190,000		Gilead Sciences, Inc.m 1.625%, 05/01/16	911,205
2,000,000		Illumina, Inc.m^ 0.500%, 06/15/21	2,153,670
1,925,000		Impax Laboratories, Inc.*m 2.000%, 06/15/22	1,770,788
455,000		Incyte Corp. 1.250%, 11/15/20	1,060,969
1,650,000		Isis Pharmaceuticals, Inc.* 1.000%, 11/15/21	1,650,775
1,080,000		Medidata Solutions, Inc. 1.000%, 08/01/18	1,137,083
891,000		Molina Healthcare, Inc.m 1.625%, 08/15/44	1,092,825

			15,099,266

		Industrials (2.3%)
593,000		Air Lease Corp.m 3.875%, 12/01/18	808,422
2,300,000	GBP	Carillion Finance Jersey, Ltd.^ 2.500%, 12/19/19	3,620,921
265,000,000	JPY	Daifuku Company, Ltd. 0.000%, 10/02/17	2,814,247
1,750,000		Haitian International Holdings, Ltd. 2.000%, 02/13/19	1,721,413
310,000,000	JPY	Japan Airport Terminal Company, Ltd. 0.000%, 03/04/22	2,984,584

			11,949,587

		Information Technology (11.9%)
3,600,000		Advanced Semiconductor Engineering, Inc. 0.000%, 03/27/18	3,465,973
3,000,000		Ciena Corp.*m^ 3.750%, 10/15/18	4,129,260
1,000,000		Citrix Systems, Inc.^ 0.500%, 04/15/19	1,139,410
1,185,000		Euronet Worldwide, Inc.*m 1.500%, 10/01/44	1,517,203
825,000		Finisar Corp.^ 0.500%, 12/15/33	741,267
		FireEye, Inc.*
2,229,000		1.000%, 06/01/35	1,926,179
1,271,000		1.625%, 06/01/35	1,069,775
1,000,000		HomeAway, Inc. 0.125%, 04/01/19	958,450
879,000		Integrated Device Technology, Inc.* 0.875%, 11/15/22	915,918

PRINCIPAL AMOUNT			VALUE
3,300,000		Intel Corp. 3.250%, 08/01/39	$5,429,605
1,500,000		Mentor Graphics Corp.m^ 4.000%, 04/01/31	2,058,863
2,900,000		Microchip Technology, Inc.*m 1.625%, 02/15/25	3,023,743
675,000		Novellus Systems, Inc.m 2.625%, 05/15/41	1,537,653
2,200,000		NVIDIA Corp.m^ 1.000%, 12/01/18	3,222,945
2,400,000		NXP Semiconductors, NV*m 1.000%, 12/01/19	2,580,804
		ON Semiconductor Corp.m
2,000,000		1.000%, 12/01/20*^	1,970,170
1,525,000		2.625%, 12/15/26	1,825,867
470,000		Palo Alto Networks, Inc. 0.000%, 07/01/19	727,873
300,000		Photronics, Inc. 3.250%, 04/01/16	312,219
1,700,000	EUR	Rocket Internet, SE 3.000%, 07/22/22	1,831,317
3,800,000		Salesforce.com, Inc.m^ 0.250%, 04/01/18	4,949,405
2,300,000		SanDisk Corp. 1.500%, 08/15/17	3,670,375
3,074,000		ServiceNow, Inc.m^ 0.000%, 11/01/18	3,826,976
		SunEdison, Inc.
2,261,000		0.250%, 01/15/20*m	1,230,956
1,200,000		2.625%, 06/01/23*^	569,538
275,000		2.000%, 10/01/18	211,376
975,000		Synchronoss Technologies, Inc.m^ 0.750%, 08/15/19	993,705
800,000		Take-Two Interactive Software, Inc.m 1.000%, 07/01/18	1,279,008
		Twitter, Inc.
3,350,000		1.000%, 09/15/21m^	2,950,965
950,000		0.250%, 09/15/19	842,075
1,575,000		Workday, Inc.m 0.750%, 07/15/18	1,816,054

			62,724,927

		Materials (1.0%)
2,400,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	3,239,537
2,415,000		Cemex, SAB de CV 3.720%, 03/15/20	2,176,084

			5,415,621

		Telecommunication Services (0.7%)
3,200,000	EUR	America Movil, SAB de CV 0.000%, 05/28/20	3,616,206

		TOTAL CONVERTIBLE BONDS (Cost $164,578,522)	165,104,329

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	13

Schedule of Investments    October 31, 2015

PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITY (0.1%)
300,000	United States Treasury Note~ 0.250%, 12/15/15 (Cost $299,986)	$300,059

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (8.8%)
	Consumer Discretionary (0.3%)
14,300	Fiat Chrysler Automobiles, NV 7.875%	1,836,535

	Consumer Staples (0.8%)
16,750	Bunge, Ltd. 4.875%	1,638,359
10,000	Post Holdings, Inc. 5.250%	1,217,500
22,300	Tyson Foods, Inc. 4.750%	1,167,405

		4,023,264

	Energy (0.6%)
5,006	Chesapeake Energy Corp.m 5.750%	1,904,783
40,000	WPX Energy, Inc.^ 6.250%	1,479,600

		3,384,383

	Financials (2.4%)
65,000	Affiliated Managers Group, Inc.m 5.150%	3,790,312
19,600	American Tower Corp. 5.250%	2,085,440
29,000	Crown Castle International Corp. 4.500%	3,081,830
39,750	Welltower, Inc.m 6.500%	2,349,623
23,333	Weyerhaeuser Company 6.375%	1,171,083

		12,478,288

	Health Care (2.1%)
4,870	Allergan, PLC 5.500%	5,097,088
125,675	Anthem, Inc. 5.250%	5,848,915

		10,946,003

	Industrials (0.3%)
10,000	Stanley Black & Decker, Inc.^ 6.250%	1,200,600
7,250	Stericycle, Inc. 5.250%	675,845

		1,876,445

NUMBER OF SHARES			VALUE

		Information Technology (0.1%)
656		SunEdison, Inc.^ 6.750%	$416,560

		Materials (0.1%)
21,500		Alcoa, Inc. 5.375%	680,045

		Telecommunication Services (0.9%)
14,717		Frontier Communications Corp. 11.125%	1,458,896
34,000		Intelsat, SA 5.750%	647,700
38,350		T-Mobile USA, Inc. 5.500%	2,549,892

			4,656,488

		Utilities (1.2%)
55,000		Dominion Resources, Inc. 6.375%	2,729,650
40,000		Exelon Corp. 6.500%	1,670,400
		NextEra Energy, Inc.
27,575		5.799%	1,517,176
8,000		6.371%^	420,480

			6,337,706

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $52,210,394)	46,635,717

COMMON STOCKS (72.0%)
		Consumer Discretionary (11.1%)
2,600		Amazon.com, Inc.m^#	1,627,340
38,500		Carnival Corp.m^	2,082,080
28,000		Comcast Corp. - Class Am	1,753,360
38,100	EUR	Daimler, AGm	3,303,795
21,800		Delphi Automotive, PLC	1,813,542
100,000		Ford Motor Companym	1,481,000
14,800		Home Depot, Inc.m	1,829,872
10,800	KRW	Hyundai Motor Company	1,475,222
10,800		McDonald’s Corp.m	1,212,300
31,800	ZAR	Naspers, Ltd. - Class N	4,642,625
14,600		Nike, Inc. - Class Bm	1,913,038
83,000	JPY	Panasonic Corp.^	973,818
51,700	DKK	Pandora, A/S	5,966,047
9,000	EUR	Porsche Automobil Holding, SE	420,696
1,100		Priceline Group, Inc.m#	1,599,664
16,900	EUR	Renault, SA	1,592,388
1,022,400	HKD	Samsonite International, SAm	3,019,390
64,300	JPY	Sony Corp.	1,827,755
29,000		Starbucks Corp.m^	1,814,530
15,000		TJX Companies, Inc.m	1,097,850

14	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2015

NUMBER OF SHARES			VALUE
53,300	JPY	Toyota Motor Corp.	$3,265,394
46,800		Walt Disney Companym^	5,323,032
9,000		Whirlpool Corp.m	1,441,260
16,000	GBP	Whitbread, PLC	1,221,825
260,000	GBP	WPP, PLC	5,828,374

			58,526,197

		Consumer Staples (7.0%)
42,400	EUR	Anheuser-Busch InBev, SAm	5,059,364
42,500	GBP	British American Tobacco, PLC	2,524,908
39,000		Coca-Cola Companym^	1,651,650
25,000		Costco Wholesale Corp.m	3,953,000
160,800	GBP	Diageo, PLC	4,635,856
24,000		Mondelez International, Inc. - Class Am	1,107,840
57,350	CHF	Nestlé, SA	4,380,049
11,000	EUR	Pernod Ricard, SA	1,294,362
11,000		Philip Morris International, Inc.m^	972,400
17,700		Procter & Gamble Companym	1,351,926
67,000	JPY	Seven & I Holdings Company, Ltd.	3,043,463
55,000	EUR	Unilever, NV	2,498,685
32,000		Wal-Mart Stores, Inc.m	1,831,680
31,000		Walgreens Boots Alliance, Inc.m	2,625,080

			36,930,263

		Energy (4.8%)
875,000	GBP	BP, PLCm	5,200,118
10,300		Cameron International Corp.m#	700,503
19,500		Chevron Corp.m^	1,772,160
40,000		ConocoPhillipsm^	2,134,000
23,500		Devon Energy Corp.m	985,355
7,350		EOG Resources, Inc.m	630,997
40,500		Exxon Mobil Corp.m^	3,350,970
24,000		Noble Corp., PLCm	323,280
20,000		Phillips 66m^	1,781,000
82,300	GBP	Royal Dutch Shell, PLC - Class Am	2,148,636
9,700		Schlumberger, Ltd.m	758,152
73,000	CAD	Suncor Energy, Inc.m	2,172,247
74,000	EUR	TOTAL, SA	3,578,555

			25,535,973

		Financials (11.8%)
709,400	HKD	AIA Group, Ltd.	4,159,447
9,900		American Express Companym~	725,274
30,200		American International Group, Inc.m	1,904,412
39,600		Axis Bank, Ltd.m	1,431,540
133,000	EUR	Azimut Holding, S.p.A^	3,199,049
105,000		Bank of America Corp.m	1,761,900
41,000		Bank of New York Mellon Corp.m	1,707,650
73,500		Citigroup, Inc.m	3,907,995
576,000	JPY	Daiwa Securities Group, Inc.m	3,938,440

NUMBER OF SHARES			VALUE
29,000	EUR	Deutsche Böerse, AG	$2,673,930
15,500		Discover Financial Servicesm	871,410
23,500		First Republic Bankm	1,534,785
213,100	MXN	Grupo Financiero Banorte, SAB de CV	1,140,856
19,000		Hartford Financial Services Group, Inc.m^	878,940
103,700	EUR	ING Groep, NV	1,509,237
4,000		Intercontinental Exchange, Inc.	1,009,600
468,900	EUR	Intesa Sanpaolo, S.p.A	1,631,330
63,775		JPMorgan Chase & Companym	4,097,544
99,000		Manulife Financial Corp.m^	1,642,410
86,477		MetLife, Inc.m^	4,356,711
81,000	JPY	Mitsui Fudosan Company, Ltd.	2,204,306
103,750		Och-Ziff Capital Management Group, LLC - Class Am	726,250
580		PJT Partners, Inc.^#	12,470
98,000	CAD	Power Financial Corp.	2,424,518
8,500		Prudential Financial, Inc.m^	701,250
95,600	GBP	Prudential, PLC	2,232,880
17,400		State Street Corp.m	1,200,600
116,560	EUR	Vonovia, SEm	3,885,405
88,000		Wells Fargo & Companym^	4,764,320

			62,234,459

		Health Care (10.0%)
17,000		Abbott Laboratoriesm^	761,600
17,000		AbbVie, Inc.m	1,012,350
4,785		Alexion Pharmaceuticals, Inc.#	842,160
13,000		Amgen, Inc.m	2,056,340
18,000		Anthem, Inc.m^~	2,504,700
1,885		Biogen, Inc.m#	547,611
23,400		Celgene Corp.m^#	2,871,414
104,800	JPY	Chugai Pharmaceutical Co., Ltd.	3,373,503
34,250		Eli Lilly and Companym^	2,793,772
11,200		Gilead Sciences, Inc.m~	1,211,056
62,500	GBP	Hikma Pharmaceuticals, PLC	2,082,636
26,700		Johnson & Johnsonm^	2,697,501
42,000		Medtronic, PLCm^	3,104,640
37,025		Merck & Company, Inc.m^	2,023,787
60,500	CHF	Novartis, AG	5,480,618
27,000	DKK	Novo Nordisk, A/S - Class Bm	1,433,795
95,800		Pfizer, Inc.m^	3,239,956
36,000	EUR	Sanofi	3,631,532
71,900	GBP	Shire, PLC	5,445,048
10,000		Stryker Corp.m^~	956,200
38,000	EUR	UCB, SA	3,284,643
12,700		Zimmer Biomet Holdings, Inc.m^~	1,328,039

			52,682,901

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	15

Schedule of Investments    October 31, 2015

NUMBER OF SHARES			VALUE

		Industrials (9.3%)
5,200		3M Company	$817,492
190,000	CHF	ABB, Ltd.m#	3,584,482
36,500	EUR	Airbus Group, SEm	2,541,688
54,000	EUR	ALSTOM#	1,757,710
610,000	GBP	BAE Systems, PLC	4,126,339
9,550		Boeing Companym^	1,414,069
194,572	HKD	CK Hutchison Holdings, Ltd.	2,664,372
24,000		CSX Corp.m~	647,760
7,900		Cummins, Inc.m	817,729
15,125		Eaton Corp., PLCm	845,639
27,900	JPY	FANUC Corp.	4,922,717
11,000		Fortune Brands Home & Security, Inc.m	575,630
242,500		General Electric Companym^	7,013,100
41,000		Honeywell International, Inc.m^	4,234,480
48,700	EUR	KION Group, AG#	2,194,515
75,000	JPY	Komatsu, Ltd.^	1,232,812
7,775		Northrop Grumman Corp.	1,459,756
41,202	EUR	Safran, SAm	3,129,460
19,000		Union Pacific Corp.m	1,697,650
8,000		United Parcel Service, Inc. - Class Bm^	824,160
23,341		United Technologies Corp.m	2,296,988

			48,798,548

		Information Technology (13.9%)
55,050		Accenture, PLC - Class Am^	5,901,360
5,100		Alphabet, Inc. - Class Am^~#	3,760,689
6,266		Alphabet, Inc. - Class Cm^~#	4,453,936
112,800		Apple, Inc.m	13,479,600
168,400	GBP	ARM Holdings, PLCm	2,652,070
11,000	EUR	ASML Holding, NV	1,020,374
21,700		Baidu, Inc.#	4,068,099
60,000	JPY	Canon, Inc.m	1,791,724
21,200		Check Point Software Technologies, Ltd.^#	1,800,728
4,200	CAD	Constellation Software, Inc.m	1,814,775
15,775		Facebook, Inc. - Class A#	1,608,577
85,000	CHF	Logitech International, SAm	1,248,706
20,000		MasterCard, Inc. - Class Am^	1,979,800
45,000		Micron Technology, Inc.m#	745,200
75,000		Microsoft Corp.m^	3,948,000
20,400	JPY	Nintendo Company, Ltd.m	3,261,279
580,000	EUR	Nokia Corp.	4,314,542
19,900		Oracle Corp.m^	772,916
6,900		QUALCOMM, Inc.m	409,998
16,000		Salesforce.com, Inc.m~#	1,243,360
1,660	KRW	Samsung Electronics Co., Ltd.	1,991,048
43,550	EUR	SAP SE	3,433,269

NUMBER OF SHARES			VALUE
500,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	$2,106,835
232,800	HKD	Tencent Holdings, Ltd.	4,388,135
15,000		Texas Instruments, Inc.m	850,800

			73,045,820

		Materials (1.7%)
154,000	CAD	Barrick Gold Corp.m	1,183,619
41,000		Dow Chemical Companym^	2,118,470
135,000	CAD	Goldcorp, Inc.m	1,727,248
160,000	AUD	Newcrest Mining, Ltd.m#	1,393,801
51,000	GBP	Rio Tinto, PLCm	1,858,708
280,000	CAD	Yamana Gold, Inc.m	612,420

			8,894,266

		Telecommunication Services (2.1%)
86,500		América Móvil, SAB de CV - Series Lm^	1,540,565
50,000		AT&T, Inc.m^	1,675,500
96,000	EUR	Orange, SA	1,692,643
36,000	JPY	SoftBank Group Corp.^	2,017,005
1,176,545	GBP	Vodafone Group, PLCm	3,871,933

			10,797,646

		Utilities (0.3%)
45,801	EUR	Engie	801,554
10,500		Exelon Corp.m	293,160
29,000	EUR	RWE, AG	403,021

			1,497,735

		TOTAL COMMON STOCKS (Cost $452,910,280)	378,943,808

SHORT TERM INVESTMENT (2.8%)
14,971,284		Fidelity Prime Money Market Fund - Institutional Class (Cost $14,971,284)	14,971,284

TOTAL INVESTMENTS (142.0%) (Cost $834,607,989)			747,676,077

LIABILITIES, LESS OTHER ASSETS (-42.0%)			(221,167,629)

NET ASSETS (100.0%)			526,508,448

NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-1.2%) #
		Consumer Staples (-0.2%)
(15,900)		Post Holdings, Inc.	(1,021,893)

		Energy (-0.2%)
(25,600)		Newpark Resources, Inc.	(144,896)
(147,251)		WPX Energy, Inc.	(1,010,142)

			(1,155,038)

16	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2015

NUMBER OF SHARES		VALUE

	Information Technology (-0.8%)
(103,100)	Ciena Corp.	$(2,488,834)
(58,700)	Mentor Graphics Corp.	(1,596,640)
(13,325)	Photronics, Inc.	(127,787)

		(4,213,261)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $5,742,360)	$(6,390,192)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

m	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $428,886,645. $100,849,501 of the collateral has been re-registered by one of the counterparties, BNP (see Note 8 – Borrowings).

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2015.

~	Security, or portion of security, is segregated as collateral for written options, swaps, or securities sold short. The aggregate value of such securities is $4,901,573.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

CURRENCY EXPOSURE

OCTOBER 31, 2015

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$505,080,656	68.1%
European Monetary Unit	80,731,358	10.9%
British Pound Sterling	47,450,252	6.4%
Japanese Yen	43,747,142	5.9%
Hong Kong Dollar	19,497,566	2.6%
Swiss Franc	14,693,855	2.0%
Canadian Dollar	9,934,827	1.3%
Danish Krone	7,399,842	1.0%
South African Rand	4,642,625	0.6%
South Korean Won	3,466,270	0.5%
New Taiwan Dollar	2,106,835	0.3%
Australian Dollar	1,393,801	0.2%
Mexican Peso	1,140,856	0.2%
Total Investments Net of Common Stocks Sold Short	$741,285,885	100.0%

Currency exposure may vary over time.

INTEREST RATE SWAP

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR	03/14/17	$34,000,000	$(264,857)

					$(264,857)

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	17

Statement of Assets and Liabilities    October 31, 2015

ASSETS
Investments in securities, at value (cost $834,607,989)	$747,676,077
Restricted cash for short positions (interest bearing)	6,779,719
Foreign currency (cost $23,222)	23,730
Receivables:
Accrued interest and dividends	4,365,345
Investments sold	8,639,813
Prepaid expenses	13,620
Other assets	127,478
Total assets	767,625,782
LIABILITIES
Securities sold short, at value (proceeds $5,742,360)	6,390,192
Unrealized depreciation on interest rate swaps	264,857
Payables:
Notes payable	224,400,000
Investments purchased	9,103,539
Affiliates:
Investment advisory fees	627,894
Deferred compensation to trustees	127,478
Financial accounting fees	7,256
Trustees’ fees and officer compensation	8,673
Other accounts payable and accrued liabilities	187,445
Total liabilities	241,117,334
NET ASSETS	$526,508,448
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 59,006,992 shares issued and outstanding	$666,488,625
Undistributed net investment income (loss)	(1,792,138)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options, short positions and interest rate swaps	(50,317,614)
Unrealized appreciation (depreciation) of investments, foreign currency translations, short positions and interest rate swaps	(87,870,425)
NET ASSETS	$526,508,448
Net asset value per common shares based upon 59,006,992 shares issued and outstanding	$8.92

18	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations    Year Ended October 31, 2015

INVESTMENT INCOME
Interest	$15,612,386
Dividends	11,906,599
Securities lending income	66,176
Dividend taxes withheld	(360,983)
Total investment income	27,224,178

EXPENSES
Investment advisory fees	7,898,042
Interest expense and related fees	2,027,491
Printing and mailing fees	104,438
Financial accounting fees	91,002
Custodian fees	76,454
Legal fees	71,367
Accounting fees	65,443
Trustees’ fees and officer compensation	49,934
Audit fees	43,089
Transfer agent fees	27,097
Registration fees	12,917
Dividend or interest expense on short positions	11,648
Other	111,546
Total expenses	10,590,468
NET INVESTMENT INCOME (LOSS)	16,633,710

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	26,689,910
Purchased options	175,629
Foreign currency transactions	(110,816)
Written options	63,823
Short positions	(314,513)
Interest rate swaps	(303,285)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(47,938,659)
Purchased options	(398,644)
Foreign currency translations	(28,587)
Short positions	(33,196)
Interest rate swaps	14,616
NET GAIN (LOSS)	(22,183,722)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,550,012)

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	19

Statements of Changes in Net Assets

	YEAR ENDED OCTOBER 31,
	2015	2014
OPERATIONS
Net investment income (loss)	$16,633,710	$23,485,085
Net realized gain (loss)	26,200,748	18,871,016
Change in unrealized appreciation/(depreciation)	(48,384,470)	(6,445,970)
Net increase (decrease) in net assets applicable to shareholders resulting from operations	(5,550,012)	35,910,131

DISTRIBUTIONS FROM
Net investment income	(42,349,380)	(41,580,115)
Return of capital	(7,216,493)	(5,625,479)
Net decrease in net assets from distributions	(49,565,873)	(47,205,594)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(55,115,885)	(11,295,463)

NET ASSETS
Beginning of year	$581,624,333	$592,919,796
End of year	526,508,448	581,624,333
Undistributed net investment income (loss)	$(1,792,138)	$(1,293,804)

20	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows    Year Ended October 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(5,550,012)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(342,442,266)
Net purchases of short term investments	(2,273,312)
Purchases of securities to cover securities sold short	(4,498,964)
Proceeds paid on closing written options	(10,058)
Proceeds from disposition of investment securities	386,062,457
Proceeds from securities sold short	5,225,296
Premiums received from written options	73,881
Amortization and accretion of fixed-income securities	(2,140,492)
Net realized gains/losses from investments, excluding purchased options	(26,689,910)
Net realized gains/losses from purchased options	(175,629)
Net realized gains/losses from short positions	314,513
Net realized gains/losses from written options	(63,823)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	47,938,659
Change in unrealized appreciation or depreciation on purchased options	398,644
Change in unrealized appreciation or depreciation on short positions	33,196
Change in unrealized appreciation or depreciation on interest rate swaps	(14,616)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	481,780
Restricted cash for short positions (interest bearing)	(1,478,698)
Prepaid expenses	(4,492)
Other assets	(3,735)
Increase/(decrease) in liabilities:
Payables to affiliates	(42,091)
Other accounts payable and accrued liabilities	17,021
Net cash provided by/(used in) operating activities	$55,157,349

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(49,565,873)
Repayment of note payable	(5,600,000)
Net cash provided by/(used in) financing activities	$(55,165,873)
Net increase/(decrease) in cash and foreign currency*	$(8,524)
Cash and foreign currency at beginning of year	$32,254
Cash and foreign currency at end of year	$23,730
Supplemental disclosure
Cash paid for interest and related fees	$1,996,025

*	Includes net change in unrealized appreciation or depreciation on foreign currency of $520.

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	21

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007.

The Fund’s investment strategy is to generate a high level of current income with a secondary objective of capital appreciation. The Fund, under normal circumstances, will invest at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

22	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of October 31, 2015. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2011 – 2014 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	23

Notes to Financial Statements

business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $127,478 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2015. The Fund obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2015.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended October 31, 2015 were as follows:

Cost of purchases	$349,163,887
Proceeds from sales	394,684,954

The following information is presented on a federal income tax basis as of October 31, 2015. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2015 was as follows:

Cost basis of investments	$839,518,762

Gross unrealized appreciation	59,157,084
Gross unrealized depreciation	(150,999,769)

Net unrealized appreciation (depreciation)	$(91,842,685)

24	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year ended October 31, 2015, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(32,155,380)
Undistributed net investment income/(loss)	32,433,829
Accumulated net realized gain/(loss) on investments	(278,449)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions for the years ended October 31, 2015 and 2014 were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014
Distributions paid from:
Ordinary income	$42,349,380	$41,580,115
Return of capital	7,216,493	5,625,479

As of October 31, 2015, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(46,711,540)
Net unrealized gains/(losses)	(92,781,198)

Total accumulated earnings/(losses)	(139,492,738)
Other	(487,439)
Paid-in capital	666,488,625

Net assets applicable to common shareholders	$526,508,448

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

As of October 31, 2015, the Fund had pre-Act capital loss carryforwards which, if not used, will expire as follows:

2017	$(46,043,618)
2018	(667,922)

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	25

Notes to Financial Statements

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 59,006,992 shares outstanding at October 31, 2015. Calamos Advisors owned 15,568 of the outstanding shares at October 31, 2015. Transactions in common shares were as follows:

	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014
Beginning shares	59,006,992	59,006,992
Shares issued through reinvestment of distributions	—	—

Ending shares	59,006,992	59,006,992

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 6 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 7 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2015.

26	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Equity Risk.  The Fund engages in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

For the year ended October 31, 2015, the Fund had the following transactions in options written:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2014	—	$—
Option written	280	73,881
Options closed	(280)	(73,881)
Options exercised	—	—
Options expired	—	—

Options outstanding at October 31, 2015	—	$—

Interest Rate Risk.  The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 8 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	27

Notes to Financial Statements

instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2015, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

As of October 31, 2015, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Asset and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Interest Rate Swaps(1)	$—	$264,857

	$—	$264,857

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of October 31, 2015:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
Counterparty	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
		ASSETS	LIABILITIES
BNP Paribas, SA	ISDA	$—	$264,857	$(264,857)	$—	$—

		$—	$264,857	$(265,857)	$—	$—

(1)	Generally, the Statement of Assets and Liabilities location for “Interest Rate Swaps” is “Unrealized appreciation (depreciation) on interest rate swaps.”

For the year ended October 31, 2015, the volume of derivative activity for the Fund is reflected below*

DERIVATIVE TYPE
Options purchased	1,280
Options written	280

*	Activity during the period is measured by opened number of contracts for options purchased or written.

Note 8 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $132.5 million and a lending agreement, “Lending Agreement” as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $132.5 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the year ended October 31, 2015, the average borrowings under the Agreements were $229.5 million. For the year ended October 31, 2015, the average interest rate was 0.82%. As of October 31, 2015, the amount of total outstanding borrowings was $224.4 million ($112.2 million under the BNP Agreement and $112.2 million under the SSB Agreement), which approximates fair value. The interest rate applicable to the borrowings on October 31, 2015 was 0.91%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its

28	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery of such Lent Securities, or equivalent securities, to be made to the Fund’s custodian, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As October 31, 2015, the Fund used approximately $24.2 million of its cash collateral to offset the SSB Agreement, representing 3.2% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.46%, which can fluctuate depending on interest rates. As of October 31, 2015, approximately $23.6 million of securities were on loan ($10.3 million of fixed income securities and $13.3 million of equity securities) which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities.

On May 22, 2015, the Fund’s board of trustees amended the Fund’s non-fundamental policy with respect to borrowings to be measured based on managed assets rather than total assets. The policy, as amended, is as follows:

As a non-fundamental policy, the Fund may not issue debt securities, borrow money or issue preferred shares in an aggregate amount exceeding 38% of the Fund’s managed assets measured at the time of issuance of the new securities.

For purposes of this non-fundamental policy, “managed assets” shall mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage). The policy is measured at each incurrence of the debt and is not a maintenance test.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	29

Notes to Financial Statements

Note 9 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$141,720,880	$—	$141,720,880
Convertible Bonds	—	165,104,329	—	165,104,329
U.S. Government and Agency Security	—	300,059	—	300,059
Convertible Preferred Stocks	35,831,668	10,804,049	—	46,635,717
Common Stocks U.S.	185,400,259	—	—	185,400,259
Common Stocks Foreign	12,584,920	180,958,629	—	193,543,549
Short Term Investment	14,971,284	—	—	14,971,284

Total	$248,788,131	$498,887,946	$—	$747,676,077

Liabilities:
Common Stocks Sold Short U.S.	$6,390,192	$—	$—	$6,390,192
Interest Rate Swaps	—	264,857	—	264,857

Total	$6,390,192	$264,857	$—	$6,655,049

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stocks Foreign	$1,509,237	$1,393,801	$1,393,801	$1,509,237

Total	$1,509,237	$1,393,801	$1,393,801	$1,509,237

*	Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

30	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

		Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.86	$10.05	$9.32	$9.06	$9.22
Income from investment operations:
Net investment income (loss)*	0.28	0.40	0.34	0.35	0.30
Net realized and unrealized gain (loss)	(0.38)	0.21	1.13	0.62	0.14
Total from investment operations	(0.10)	0.61	1.47	0.97	0.44
Less distributions to common shareholders from:
Net investment income	(0.72)	(0.70)	(0.61)	(0.50)	(0.39)
Return of capital	(0.12)	(0.10)	(0.13)	(0.21)	(0.21)
Total distributions	(0.84)	(0.80)	(0.74)	(0.71)	(0.60)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	—	—	—	—
Premiums from shares sold in at the market offerings	—	—	—	—	—
Net asset value, end of year	$8.92	$9.86	$10.05	$9.32	$9.06
Market value, end of year	$7.68	$9.01	$8.86	$8.51	$7.72
Total investment return based on:(a)
Net asset value	(0.15% )	7.02%	17.51%	12.07%	5.64%
Market value	(5.92% )	10.93%	13.46%	20.09%	0.72%
Net assets, end of year (000)	$526,508	$581,624	$592,920	$550,177	$534,735
Ratios to average net assets applicable to common shareholders:
Net expenses	1.89%	1.79%	1.81%	1.98%	1.93%
Gross expenses prior to expense reductions and earnings credits	1.89%	1.79%	1.81%	1.98%	1.93%
Net expenses, excluding interest expenses and dividend expense on short positions	1.53%	1.48%	1.48%	1.50%	1.45%
Net investment income (loss)	2.97%	3.92%	3.54%	3.82%	3.11%
Portfolio turnover rate	45%	32%	41%	42%	43%
Average commission rate paid	$0.0244	$0.0269	$0.0196	$0.0122	$0.0136
Asset coverage per $1,000 of loan outstanding(b)	$3,346	$3,529	$3,578	$3,737	$3,660

*	Net investment income allocated based on average shares method.

(a)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)	Calculated by subtracting the Fund’s total liabilities (not including Notes payable) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Global Dynamic Income Fund

We have audited the accompanying statement of assets and liabilities of Calamos Global Dynamic Income Fund (the “Fund”), including the schedule of investments, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Global Dynamic Income Fund as of October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 16, 2015

32	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Trustee Approval of the Management Agreement    (Unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors (the “Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on July 16-17, 2015, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2016, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, extent and quality of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) the extent to which economies of scale may apply, and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer. The Board also considered the information provided by the Adviser regarding the Fund’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added or planned to be added to the investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the management agreement and that the Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Fund.  The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by Morningstar, an independent third party service provider (“Morningstar”). The performance periods considered by the Board ended on March 31, 2015. The Board considered one-, three-, and five-year performance.

The Board considered that, while the Fund underperformed its Category median for all periods, its Category includes funds that use a greater amount of leverage and are managed differently. As a result, the Board considered the Adviser’s assertion that the Category is of limited comparative value. The Board further noted the Adviser’s assertion that the Fund’s absolute returns are in keeping with expectations and are also consistent with its secondary objective of capital appreciation. The Board reviewed recent changes to the Fund’s investment management team and considered that the Fund performed in the first percentile of the funds in its Category for the six-month period ended June 30, 2015 and outperformed its Category median for the five-year period ended June 30, 2015.

For the reasons noted above, the Board concluded that continuation of the management agreement for the Fund was in the best interest of the Fund and its shareholders.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	33

Trustee Approval of the Management Agreement    (Unaudited)

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by Morningstar, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board considered that, while the Fund’s management fee rate is higher than the median of the Fund’s Expense Group, its total expense ratio, which reflects the total fees paid by an investor, is lower than the median of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to the Fund.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interests of the Fund’s shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies.  In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund is a closed-end fund, and has therefore had a relatively stable asset base since commencement of operations, and that there do not appear to have been any significant economies of scale realized since that time.

Other Benefits Derived from the Relationship with the Fund.  The Board considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the Fund in ways other than the fees payable by the Fund, the Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Fund and the fees payable by the Fund. The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

34	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates $11,883,327 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2015.

Under Section 854(b)(2) of the Code, the Fund hereby designates 68.25% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2015.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	35

Trustees and Officers    (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, age at October 31, 2015, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., 75*	Trustee and President (since 2007) Term Expires 2017	27	Chairman, CEO, and Global Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:

John E. Neal, 65	Trustee (since 2007) Term Expires 2018	27	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investment (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 64	Trustee (since 2007) Term Expires 2017	27	Private investor; Director, Christian Brothers Investment Services Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; Trustee, Lewis University (since October 2012)

Stephen B. Timbers, 71	Lead Independent Trustee (since 2007) Term Expires 2016	27	Private investor

David D. Tripple, 71	Trustee (since 2007) Term Expires 2018	27	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

Virginia G. Breen, 51	Trustee (since 2015) Term Expires 2016	27	Trustee, Neuberger, Berman Fund Complex (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)*****; Partner, Chelsea Partners (since 2011) (advisory services); Director, Bank of America/US Trust Company (until 2015); General Partner, Sienna Ventures (until 2011); General Partner, Blue Rock Capital (until 2011) (venture capital fund)

Theresa A. Hamacher, 55	Trustee (since 2015) Term Expires 2016	27	President, Versanture Consulting, LLC (since 2015); President, NICSA, Inc. (non-profit association for investment management industry participants) (until 2015)

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

****	Overseeing six portfolios in fund complex.

*****	Overseeing eight portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS ETF Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund and CALAMOS Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

36	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is President and CEO of the Fund. The following table sets forth each other officer’s name, age at October 31, 2015, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

Nimish S. Bhatt, 52	Vice President and Chief Financial Officer (since 2007)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, CWM; Director, Calamos Global Funds plc (since 2007); prior thereto Director of Operations (2004-2011)

Curtis Holloway, 48	Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Vice President, Fund Administration, (since 2013) Calamos Advisors; Vice President, Financial Operation Principal and Head of Fund Administration (since 2013), CFS; Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (2007-2010)

Robert Behan, 50	Vice President (since 2013)	President (since 2015), Head of Global Distribution (since April 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Senior Vice President (2009-2013), Head of Global Distribution (March 2013-April 2013); prior thereto Head of US Intermediary Distribution (2010-2013); prior thereto Head of Strategic Partners Team (2010-2010); prior thereto National Accounts/Retirement Services (2009-2010); prior thereto Vice President, Director of Retirement Services (2008-2009)

J. Christopher Jackson, 64	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011); Director, Calamos Arista Strategic Master Fund Ltd. and Calamos Arista Strategic Fund Ltd. (since 2013); prior thereto Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010);

Mark J. Mickey, 64	Chief Compliance Officer (since 2007)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of Annual Meeting

The Fund held its annual meeting of shareholders on July 16, 2015. The purpose of the annual meeting was to elect two trustees to the Fund’s board of trustees for a three-year term, and two trustees to the Fund’s board of trustees for a one-year term, or until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Mr. John E. Neal and Mr. David D. Tripple were nominated for reelection as trustees for a three-year term until the 2018 annual meeting or until his successor is duly elected and qualified, Ms. Virginia G. Breen and Ms. Theresa A. Hamacher were nominated as new trustees for a one year-term beginning July 20, 2015 until the 2016 annual meeting or until her successor is duly elected and qualified, and all were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON- VOTES AND ABSTENTIONS
Virginia G. Breen	50,121,133.780	1,911,659	0
Theresa A. Hamacher	50,173,794.780	1,858,998	0
John E. Neal	50,178,686.780	1,854,106	0
David D. Tripple	50,115,704.780	1,917,088	0

Messrs. Calamos, Marsh Rybak, and Timbers’ terms of office as trustees continued after the meeting, though Mr. Marsh resigned from the board of trustees on July 18, 2015.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	37

Supplemental Information    (Unaudited)

On September 22, 2015, the Board of Trustees of the Fund adopted an amendment to the Fund’s By-Laws to establish the courts of the State of Delaware as the exclusive forum for any derivative action or proceeding brought on behalf of the Fund, any action asserting a claim of breach of a fiduciary duty owed by any trustee, officer or other employee of the Fund, any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act or the Fund’s Agreement and Declaration of Trust or By-Laws, any action to interpret, apply, enforce or determine the validity of the Fund’s Agreement and Declaration of Trust or By-Laws or any action asserting a claim governed by the internal affairs doctrine. The text of the amendment to the Fund’s By-Laws is set forth below. A copy of the Fund’s By-Laws shall be filed as an exhibit to the Fund’s Annual Report on Form N-SAR, filed with the Securities and Exchange Commission on or about December 30, 2015.

* * *

ARTICLE 12    Forum for Adjudication of Disputes

Unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or other employee of the Trust to the Trust or the Trust’s Shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act or the Agreement and Declaration of Trust or these By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Agreement and Declaration of Trust or these By-Laws or (v) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware (each, a “Covered Action”). Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of this Article 12, and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in this Article 12.

If any Covered Action is filed in a court other than the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware (a “Foreign Action”) in the name of any Shareholder, such Shareholder shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware and the Superior Court of the State of Delaware in connection with any action brought in any such courts to enforce the first paragraph of this Article 12 (an “Enforcement Action”) and (ii) having service of process made upon such Shareholder in any such Enforcement Action by service upon such Shareholder’s counsel in the Foreign Action as agent for such Shareholder. Furthermore, except to the extent prohibited by any provision of the Delaware Statutory Trust Act or the Agreement and Declaration of Trust, if any Shareholder shall initiate or assert a Foreign Action without the written consent of the Trust, then each such Shareholder shall be obligated jointly and severally to reimburse the Trust and any officer or Trustee of the Trust made a party to such proceeding for all fees, costs and expenses of every kind and description (including, but not limited to, all reasonable attorneys’ fees and other litigation expenses) that the parties may incur in connection with any successful motion to dismiss, stay or transfer such Foreign Action based upon non-compliance with this Article 12.

If any provision or provisions of this Article 12 shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of this Article 12 (including, without limitation, each portion of any sentence of this Article 12 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.

38	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	39

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the

40	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Automatic Dividend Reinvestment Plan

open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	41

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2015, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q . The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

Computershare

P.O. Box 30170

College Station, TX 77842-3170

866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2015 Calamos investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos investments LLC.

CHWANR 3083 2015

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has six audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Theresa Hamacher, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2014	10/31/2015
Audit Fees (a)	$25,015	$25,960
Audit-Related Fees(b)	$20,443	$20,919
Tax Fees(c)	$—	$—
All Other Fees(d)	$—	$—

Total	$45,458	$46,879

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2014	10/31/2015
Registrant	$—	$—
Investment Adviser	$—	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Theresa Hamacher, Stephen B. Timbers, and David D. Tripple.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by a team of investment professionals. The Global Co-Chief Investment Officers and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Trust and Chairman, CEO and Global Co-CIO of CALAMOS ADVISORS and its predecessor company. Nick Niziolek joined CALAMOS ADVISORS in March 2005 and has been a Co-CIO, Head of International and Global Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between August 2013 and September 2015, he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013, prior thereto he was a senior strategy analyst between July 2002 and July 2010. Dennis Cogan joined CALAMOS ADVISORS in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst. Jeremy Hughes joined CALAMOS ADVISORS in June 2013 as a Co-Portfolio Manager. Prior thereto, Mr. Hughes was a Vice President and Senior High Yield Portfolio Manager at Aviva Investors since 2008. Christopher Langs joined CALAMOS ADVISORS in June 2013 as a Co-Portfolio Manager. Prior thereto, Mr. Langs was a Vice President and Senior High Yield Portfolio Manager at Aviva Investors since 2006. Eli Pars joined CALAMOS ADVISORS in May 2013 and has been Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012. Prior thereto, Mr. Pars was President at Mulligan Partners LLC from October 2006 until February 2009. David Kalis joined CALAMOS ADVISORS in February 2013 and has been a Co-CIO, Head of U.S. Growth Equity Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between March 2013 and September 2015 he was a Co-Portfolio Manager. Previously, he was a Managing Partner at Charis Capital Management LLC from 2010 until 2013. Prior thereto, Mr. Kalis was Senior Vice President, Institutional Asset Management Group at Northern Trust Global Investments from 2006 to 2009.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2015

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	29	20,465,479,064	9	827,819,239	1,813	1,731,981,241
John Hillenbrand	25	16,554,424,319	9	827,819,239	1,813	1,731,981,241
Jon Vacko	25	16,554,424,319	9	827,819,239	1,813	1,731,981,241
Eli Pars	21	17,396,048,845	5	530,797,218	1,813	1,731,981,241
David Kalis	18	14,032,695,797	7	702,488,609	1,813	1,731,981,241
Dennis Cogan	14	9,671,426,597	7	711,785,000	1,813	1,731,981,241
Nick Niziolek	14	9,671,426,597	7	711,785,000	1,813	1,731,981,241
Jeremy Hughes	8	6,837,229,144	1	12,239,755	0	—
Christopher Langs	8	6,837,229,144	1	12,239,755	0	—

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2015

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	799,806,374	0	—	0	—
John Hillenbrand	2	799,806,374	0	—	0	—
Jon Vacko	2	799,806,374	0	—	0	—
Eli Pars	2	799,806,374	0	—	0	—
David Kalis	1	192,390,005	0	—	0	—
Dennis Cogan	2	799,806,374	0	—	0	—
Nick Niziolek	2	799,806,374	0	—	0	—
Jeremy Hughes	0	—	0	—	0	—
Christopher Langs	0	—	0	—	0	—

The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2015, John P. Calamos, Sr. our Global Co-CIOs, receives all of his compensation from Calamos Advisors. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. Their target bonus is set at a percentage of the respective base salary. Similarly, there is a target for Long-Term Incentive (“LTI”) awards and that target is also set at a percentage of the respective base salaries.

As of October 31, 2015, Jon Vacko, John Hillenbrand, Eli Pars, Jeremy Hughes, Christopher Langs, Dennis Cogan, David Kalis and Nick Niziolek receive all of their compensation from Calamos Advisors. They each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and LTI awards. Each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. LTI awards consist of restricted stock units or a combination of restricted stock units and stock options.

The amounts paid to all portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The portfolio managers’ compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos Advisors. All portfolio managers are eligible to receive annual equity awards in shares of Calamos Asset Management, Inc. under an incentive compensation plan.

Historically, the annual equity awards granted under the incentive compensation plan have been comprised of stock options and restricted stock units which vest over periods of time. Unless terminated early, the stock options have a ten-year term. Grants of restricted stock units and stock options must generally be approved by the Compensation Committee of the Board of Directors of Calamos Asset Management, Inc.

The compensation structure described above is also impacted by additional corporate objectives set by the Board of Directors of Calamos Asset Management, Inc., which for 2015 included investment performance, as measured annually by risk-adjusted performance of the investment strategies managed by Calamos Advisors over a blended short- and long-term measurement period; distribution effectiveness, as measured by redemption rates and net sales in products that are open to new investors; and financial performance, as measured by operating earnings and margin.

(a)(4) As of October 31, 2015, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	$100,001-$500,000
Dave Kalis	None
Dennis Cogan	None
Nick Niziolek	None
John Hillenbrand	None
Jeremy Hughes	None
Eli Pars	None
Chris Langs	None
Jon Vacko	None

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund

By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 22, 2015

By: /s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 22, 2015

By: /s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: December 22, 2015